                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      December 31, 1999
                                                  ------------------------------

                             HealthGrades.com, Inc.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

           Delaware                           0-22019                     62-1623449
-------------------------------       ------------------------        -------------------
(State or Other Jurisdiction of       (Commission File Number)         (I.R.S. Employer
        Incorporation)                                                Identification No.)

            44 Union Boulevard, Suite 600
                 Lakewood, Colorado                             80228
      ----------------------------------------                ----------
      (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:         (303) 716-0041
                                                    ----------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Effective January 4, 2000, the registrant changed its name from Specialty Care Network, Inc. to HealthGrades.com, Inc. (hereafter, "the Company"). Simultaneously, the registrant changed the name of its majority-owned subsidiary, HealthGrades.com, Inc. to HG.com, Inc. As previously reported, in September 1999, the Company entered into an agreement with Venture5 LLC under which the Company agreed to purchase a number of shares of its majority-owned subsidiary, HG.com, Inc. from the former PPI stockholders that would increase the Company's ownership in HG.com, Inc. to 90%. The agreement (the "Shareholder Agreement"), as subsequently amended, required that the Company pay Venture5 $4,000,000 by December 31, 1999. (For more information regarding the Shareholder Agreement, see Note 2 to the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 1999.) On December 31, 1999, the Company paid $4,000,000 to Venture5 (the "Minority Interest Purchase") in full satisfaction of the Shareholder Agreement. The Company financed the Minority Interest Purchase through the issuance of notes payable to certain officers (the "Officers") of the Company totaling $3,550,000 (hereafter, the "Officer Notes"). The Officer Notes bear interest at 9.25% and are payable on December 31, 2000. The remainder of the purchase price was financed with the Company's working capital.

In an effort to raise the funding to comply with the Company's commitment under the Shareholder Agreement, during November and December 1999, management of the Company pursued various financing alternatives through its relationship with its primary lender, various venture capital firms and personal financing by the Company's officers. On December 29, 1999, the Company's Board of Directors approved a term sheet relating to an equity investment in the Company by a venture capital firm (hereafter, "the VC firm"). The term sheet calls for the purchase by the Officers of Company securities on the same economic terms as are available to the VC firm. On December 30, 1999, management of the Company executed the term sheet. It is anticipated that if the funding is made by the VC firm as outlined in the term sheet, the Officers will purchase Company securities through the cancellation of the Officer Notes. Based on their characteristics, the Officer Notes have been classified as a current liability in the unaudited pro-forma consolidated balance sheet as of September 30, 1999.

This report contains forward-looking statements, including statements concerning the possible financing by a venture capital firm and the potential cancellation of the Officer Notes to acquire equity of the Company. Actual results could differ materially from those addressed in the forward-looking statements due to the failure of the Company to negotiate definitive terms with the venture capital firm and complete the financing. Other risks and uncertainties are detailed in the Company's most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission.






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

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Pro Forma Financial Information (unaudited)

              Unaudited Pro Forma Consolidated Financial Statements
                   of HealthGrades.com, Inc. and Subsidiaries

Basis of Presentation

The following unaudited pro forma consolidated financial statements give effect to the Minority Interest Purchase. The pro forma consolidated financial statements have been prepared by management based upon the historical financial statements of HealthGrades.com, Inc. and subsidiaries and certain preliminary estimates and assumptions deemed appropriate by management. These pro forma consolidated financial statements may not be indicative of actual results if the transactions had occurred on the dates indicated or which may be realized in the future. The pro forma balance sheet as of September 30, 1999 gives effect to the Minority Interest Purchase as if such transaction had occurred on September 30, 1999. The pro forma consolidated statement of operations for the nine months ended September 30, 1999, assumes the Minority Interest Purchase had occurred on January 1, 1999. The pro forma consolidated statement of operations for the year ended December 31, 1998 assumes the Minority Interest Purchase had occurred on January 1, 1998.

The following unaudited pro forma financial statements should be read in conjunction with the historical consolidated financial statements of the Company, including the related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations," that appear in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, as well as the historical consolidated financial statement of the Company, including the related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations," that appear in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.






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

            Unaudited Pro Forma Consolidated Financial Statements of
                     HealthGrades.com, Inc. and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                               September 30, 1999


                                                            HEALTHGRADES.COM, INC.     PRO FORMA       FOOTNOTE
                                                               AND SUBSIDIARIES       ADJUSTMENTS       LEGEND          PRO FORMA
                                                            ----------------------    -----------      --------        ------------


Assets:
Cash and cash equivalents                                           $    797,504     $   (450,000)        (1)(2)       $    347,504
Accounts receivable, net                                               1,607,351                                          1,607,351
Due from affiliated practices in litigation, net                       2,967,280                                          2,967,280
Receivables from sales of affiliated practices assets
  and execution of new service agreements                              1,083,407                                          1,083,407
Loans to physician stockholders                                          306,499                                            306,499
Prepaid expenses and other                                               519,461                                            519,461
Current portion note receivable                                        1,176,686                                          1,176,686
Deferred tax asset                                                       202,217                                            202,217
Prepaid and recoverable income taxes                                   1,069,399                                          1,069,399
                                                                    ------------     ------------                      ------------

Total current assets                                                   9,729,804         (450,000)                        9,279,804

Property and equipment, net                                            3,663,802                                          3,663,802
Intangible assets, net                                                    17,692        4,000,000            (2)          4,017,692
Management service agreements, net                                     2,155,346                                          2,155,346
Advances to affiliates and other                                         827,590                                            827,590
Other assets                                                           1,013,989                                          1,013,989
                                                                    ------------     ------------                      ------------

Total assets                                                        $ 17,408,223     $  3,550,000                      $ 20,958,223
                                                                    ============     ============                      ============


Liabilities and Stockholders' Equity:
Accounts payable                                                         126,688                                            126,688
Accrued payroll, incentive compensation and related
  expenses                                                               549,065                                            549,065
Accrued expenses                                                       1,455,649                                          1,455,649
Current portion note payable                                             800,000                                            800,000
Notes payable to officers                                                   --          3,550,000            (1)          3,550,000
Deferred income                                                        1,080,109                                          1,080,109
                                                                    ------------     ------------                      ------------

Total current liabilities                                              4,011,511        3,550,000                         7,561,511

Note payable, less current portion                                    11,700,000                                         11,700,000
Capital lease obligations, less current portion                             --                                                 --
Deferred income                                                          865,900                                            865,900
                                                                    ------------     ------------                      ------------

Total liabilities                                                     16,577,411        3,550,000                        20,127,411

Stockholders' equity:
Preferred stock                                                             --                                                --
Common stock                                                              18,621                                            18,621
Additional paid-in capital                                            67,426,955                                        67,426,955
Accumulated deficit                                                  (56,094,467)                                      (56,094,467)
Treasury stock                                                       (10,520,297)                                      (10,520,297)
                                                                    ------------     ------------                      ------------

Total stockholders' equity                                               830,812             --                             830,812

                                                                    ------------     ------------                      ------------
Total liabilities and stockholders' equity                          $ 17,408,223     $  3,550,000                      $ 20,958,223
                                                                    ============     ============                      ============





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

            Unaudited Pro Forma Consolidated Financial Statements of
                     HealthGrades.com, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                          Year Ended December 31, 1998


                                         HEALTHGRADES.COM, INC.      PRO FORMA         FOOTNOTE
                                            AND SUBSIDIARIES        ADJUSTMENTS         LEGEND         PRO FORMA
                                         ----------------------     -----------        --------        ---------

Revenue

     Service fees                            $ 76,649,778                                            $ 76,649,778
     Other                                      2,531,524                                               2,531,524
                                             ------------           ------------                     ------------
                                               79,181,302                   --                         79,181,302
                                             ------------           ------------                     ------------

Costs and expenses:
     Clinic expenses                           55,188,411                                              55,188,411
     General and administrative                14,468,537                800,000              (3)      15,268,537
     Impairment loss on service
       agreements                              94,582,227                                              94,582,227
     Litigation and other costs                 3,564,392                                               3,564,392
     Impairment loss on intangible assets
       and other long-lived assets              3,316,651                                               3,316,651
                                             ------------           ------------                     ------------
                                              171,120,218                800,000                      171,920,218
                                             ------------           ------------                     ------------

Loss from operations                          (91,938,916)              (800,000)                     (92,738,916)
Other:
     Gain on sale of equity investment          1,240,078                                               1,240,078
     Interest income                              187,450                                                 187,450
     Interest expense                          (3,741,089)              (296,000)             (4)      (4,037,089)
                                             ------------           ------------                     ------------

Loss before income taxes                      (94,252,477)            (1,096,000)                     (95,348,477)
Income tax benefit                             32,466,391                103,600              (5)      32,569,991
                                             ------------           ------------                     ------------
Net loss                                     $(61,786,086)          $   (992,400)                    $(62,778,486)
                                             ============           ============                     ============

Net loss per common share (basic)            $      (3.39)                                           $      (3.44)
                                             ============                                            ============

Weighted average number of common
     shares used in computation (basic)        18,237,827                                              18,237,827
                                             ============                                            ============


Net loss per common share (diluted)          $      (3.39)                                           $      (3.44)
                                             ============                                            ============

Weighted average number of common
     shares used in computation (diluted)      18,237,827                                              18,237,827
                                             ============                                            ============





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

            Unaudited Pro Forma Consolidated Financial Statements of
                     HealthGrades.com, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                      Nine Months Ended September 30, 1999


                                                      HEALTHGRADES.COM, INC.     PRO FORMA         FOOTNOTE
                                                         AND SUBSIDIARIES       ADJUSTMENTS         LEGEND        PRO FORMA
                                                      ----------------------    -----------        --------       ---------

Revenue

     Service fees                                         $ 27,126,783                                           $ 27,126,783
     Marketing, advertising and other Internet revenue         279,778                                                279,778
     Other                                                     362,472                                                362,472
                                                          ------------          ------------                     ------------
                                                            27,769,033                  --                         27,769,033
                                                          ------------          ------------                     ------------

Costs and expenses:
     Clinic expenses                                        14,866,690                                             14,866,690
     General and administrative                              8,483,618               600,000               (3)      9,083,618
     Production, content and
       product development                                   1,374,556                                              1,374,556
     Litigation and other costs                              4,269,295                                              4,269,295
                                                          ------------          ------------                     ------------
                                                            28,994,159               600,000                       29,594,159
                                                          ------------          ------------                     ------------

Loss from operations                                        (1,225,126)             (600,000)                      (1,825,126)
Other:
     Gain on sale of assets, amendment
       and restatement of service
       agreements, and litigation
       settlement                                            3,649,243                                              3,649,243
     Gain on sale of equity investment                         127,974                                                127,974
     Gain on sale of majority interest
       in subsidiary                                           221,258                                                221,258
     Interest income                                           249,245                                                249,245
     Interest expense                                       (2,205,552)             (222,000)              (4)     (2,427,552)
                                                          ------------          ------------                     ------------

Income (loss) before income taxes                              817,042              (822,000)                          (4,958)
Income tax benefit                                             775,561                77,700               (5)        853,261
                                                          ------------          ------------                     ------------
Net income                                                $  1,592,603          $   (744,300)                    $    848,303
                                                          ============          ============                     ============


Net income per common share (basic)                       $       0.11                                           $       0.06
                                                          ============                                           ============

Weighted average number of common
     shares used in computation (basic)                     14,817,837                                             14,817,837
                                                          ============                                           ============


Net income per common share (diluted)                     $       0.10                                           $       0.05
                                                          ============                                           ============

Weighted average number of common
     shares used in computation (diluted)                   15,637,817                                             15,637,817
                                                          ============                                           ============







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

              Notes to the HealthGrades.com, Inc. and Subsidiaries
                 Unaudited Pro Forma Consolidated Balance Sheet

Unaudited Pro Forma Consolidated Balance Sheet Adjustments:

1. Reflects the cash payment by the Company to effect the Minority Interest Purchase of $4,000,000 and the Officer Notes of $3,550,000 entered into between the Company and certain officers of the Company.

2. Represents the excess of the Minority Interest Purchase Price over the net book value of the assets acquired.





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

              Notes to the HealthGrades.com, Inc. and Subsidiaries
            Unaudited Pro Forma Consolidated Statement of Operations

Unaudited Pro Forma Consolidated Statement of Operations Adjustments:


3. Represents the increase in amortization expense related to the creation of goodwill in connection with the Minority Interest Purchase. The goodwill amount of $4,000,000 is amortized using an estimated life of five years.

4. Represents the increase in interest expense due to the Officer Notes issued in connection with the Minority Interest Purchase.

5. Reflects adjustment of the income tax benefit using a combined federal and state effective tax rate of 35%.




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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           HEALTHGRADES.COM, INC.
                                                (Registrant)

                                           By: /s/ D. Paul Davis
                                               ---------------------------
                                               D. Paul Davis
                                               Executive Vice President of
                                               Finance/Chief Financial Officer


Dated:     January 18, 2000





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